Exhibit 32


                CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002




     The undersigned executive officers of HCB Bancshares, Inc. (the "Registrant") hereby certify that this Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                      By:       /s/ Charles T. Black
                                --------------------------------------------
                                Name:      Charles T. Black
                                Title:     President and Chief Executive Officer



                      By:       /s/ Scott A. Swain
                                --------------------------------------------
                                Name:      Scott A. Swain
                                Title:     Senior Vice President and
                                           Chief Financial Officer



Date:  May 12, 2004